LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP BlackRock Inflation Protected Bond Fund
Supplement dated February 7, 2022 to the Summary Prospectus Dated May 1, 2021

This Supplement updates certain information in the Summary Prospectus for the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). You may obtain a copy of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s Summary Prospectus is revised as follows:

1.	All references to, and information regarding, Akiva Dickstein, in the Fund’s Summary Prospectus are deleted in their entirety.

2.	The table under Portfolio Managers section on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

BlackRock Portfolio Managers	Company Title	Experience with Fund
Chris Allen, CFA	Managing Director	Since March 2017
David Rogal	Managing Director	Since February 2022

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS AND OTHER IMPORTANT RECORDS